Exhibit 99.1





                              World Jet Corporation
                              Financial Statements

                           December 31, 2003 and 2002

                              World Jet Corporation
                              Financial Statements
                           December 31, 2003 and 2002

                                Table of Contents


                                                                        Page
                                                                        ----

Independent Auditor's Report                                             1

Financial Statements
     Balance Sheets                                                      2
     Statements of Operations                                            3
     Statements of Retained Earnings                                     4
     Statements of Cash Flows                                            5

Notes to Financial Statements                                           6 - 10

                           Larry O'Donnell, CPA, P.C.
Telephone (303) 745-4545                               2228 South Fraser Street
                                                                          Unit 1
                                                         Aurora, Colorado  80014


                          Independent Auditor's Report

Board of Directors
World Jet Corporation

I have audited the accompanying balance sheets of World Jet Corporation as of December 31, 2003 and 2002 and the related statements of operations, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Jet Corporation as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.


Larry O'Donnell, CPA, P.C.
November 23, 2004











                                       -1-

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

                                     World Jet Corporation
                                        Balance Sheets
                                   December 31, 2003 and 2002
                                            Assets

                                                                2003                     2002
                                                             ----------               ----------
Current Assets
     Cash                                                    $  590,356               $  869,901
     Accounts receivable, allowance for
           doubtful accounts $43,834,2003 and 2002              983,796                1,756,746
      Inventories                                             1,445,856                1,733,450
      Prepaid expenses                                            9,593                     --
      Income tax refunds receivable                                --                     18,321
                                                             ----------               ----------

          Total current assets                                3,029,601                4,378,418
                                                             ----------               ----------

Property and equipment, net of
     accumulated depreciation 2003 $113,515,
     2002 $98,096                                                37,642                   18,249
                                                             ----------               ----------

                                                             $3,067,243               $4,396,667
                                                             ==========               ==========

                               Liabilities and Stockholders' Equity

Current Liabilities
      Note payable                                           $1,682,929
      Account payable                                        $  359,642                  670,302
      Accrued expenses                                          170,433                     --
      Income taxes payable                                         --                    124,402
      Loans payable-related parties                             744,000                     --
                                                             ----------               ----------

          Total current liabilities                           1,274,075                2,477,633
                                                             ----------               ----------

Stockholders' equity
Common stock, no par value, 25,000 shares,
     Authorized, issued and outstanding                          25,000                   25,000
Retained earnings                                             1,768,168                1,894,034
                                                             ----------               ----------

                                                              1,793,168                1,919,034

                                                             $3,067,243               $4,396,667
                                                             ==========               ==========


                             See Notes to Financial Statements
                                            -2-

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                              World Jet Corporation
                              Statements of Income
                     Years Ended December 31, 2003 and 2002


                                                     2003               2002
                                                  -----------       -----------

Net sales                                         $ 4,394,280       $ 8,198,308

Cost of sales                                       3,705,809         6,552,386
                                                  -----------       -----------

        Gross profit                                  688,471         1,645,922

Selling general and administrative                  2,822,975         1,692,284
                                                  -----------       -----------

     Income (loss) from operations                 (2,134,504)          (46,362)

Other income (expenses)
        Insurance settlement income                 2,037,541           551,753
        Interest expenses                             (54,965)          (71,092)
                                                  -----------       -----------

        Income before income taxes                   (151,928)          434,299

 Income taxes                                         (26,062)          115,775
                                                  -----------       -----------

       Net income (loss)                          $  (125,866)      $   318,524
                                                  ===========       ===========



















                        See Notes to Financial Statements
                                       -3-




                              World Jet Corporation
                         Statements of Retained Earnings
                     Years Ended December 31, 2003 and 2002


Balance, December 31, 2001                                          $ 1,575,510

Net income for the period                                               318,524
                                                                    -----------

Balance, December 31, 2002                                            1,894,034

Net loss for the period                                                (125,866)
                                                                    -----------

Balance, December 31, 2003                                          $ 1,768,168
                                                                    ===========






























                        See Notes to Financial Statements
                                       -4-



                                          World Jet Corporation
                                         Statements of Cash Flows
                                 Years Ended December 31, 2003 and 2002


                                                                        2003                   2002
                                                                    -----------             -----------

Cash flows from operating activities
     Net income(loss)                                               $  (125,866)            $   318,525
     Noncash items included in net loss
          Depreciation                                                   15,419                   6,303
      Increase (decrease) in:
           Accounts receivable                                          772,950                 593,058
           Inventory                                                    287,594                (585,716)
           Income tax refund receivable                                  18,321                 (18,321)
           Other assets                                                  (9,593)                    480
      (Increase) decrease in:
            Accounts payable                                           (310,660)               (286,595)
            Accrued expenses                                            170,433                 (10,998)
            Income taxes payable                                       (124,402)                 87,708
                                                                    -----------             -----------

    Net Cash provided by operating activities                           694,196                 104,444
                                                                    -----------             -----------

Cash flows from investing activities
        Purchase of property and equipment                              (34,812)                (14,460)
                                                                    -----------             -----------

     Net cash used by investing activities                              (34,812)                (14,460)
                                                                    -----------             -----------

Cash flows from financing activities
        Increase(decrease) in notes payable                          (1,682,929)                794,442
        Increase (decrease) in loans payable-related parties            744,000                (170,472)
                                                                    -----------             -----------

      Net cash provided by financing activities                        (938,929)                623,970
                                                                    -----------             -----------

      Increase (decrease) in cash                                      (279,545)                713,954

Cash, beginning                                                         869,901                 155,947
                                                                    -----------             -----------

Cash ending                                                         $   590,356             $   869,901
                                                                    ===========             -----------

Supplemental disclosures of cash flow information
          Cash paid during the year for
               Interest                                             $    54,965             $    71,092
               Income taxes                                         $    80,019             $    46,388


                                      See Notes to Financial Statements
                                                     -5-

                              World Jet Corporation
                          Notes to Financial Statements


Note 1 - Organization and Summary of Significant Accounting Policies

Nature of Operations
--------------------

The Company provides large aircraft maintenance, repair and modification services to owners and operators of large transport-category commercial jet aircraft. Services of this nature are required and needed by passenger and cargo air carriers, aircraft lessors, and governmental entities.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from these estimates.

Fair Value of Financial Instruments
-----------------------------------

Fair value estimates are based upon certain market assumptions and pertinent information available to management as of September 30, 2004 and December 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash (bank overdraft) and accrued expenses. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, establishes requirements for disclosure of comprehensive income (loss). The Company did not have any components of comprehensive income (loss) to report.

Cash equivalents
----------------

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

                              World Jet Corporation
                    Notes to Financial Statements (continued)


Note 1 - Organization and Summary of Significant Accounting Policies (continued)

Property and Equipment
----------------------

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided primarily by the straight-line method over the estimated useful lives of the related assets.

Net Loss Per Share
------------------

SFAS No. 128, Earnings per Share, requires dual presentation of basic and diluted earnings or loss per share ("EPS") for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution; diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Basic loss per share is computed by dividing net loss applicable to common shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects the potential dilution that could occur if dilutive securities and other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company, unless the effect is to reduce a loss or increase earnings per share. The Company had no potential common stock instruments which would result in a diluted loss per share. Therefore, diluted loss per share is equivalent to basic loss per share.

Stock-Based Compensation
------------------------

SFAS No. 123, Accounting For Stock-Based Compensation, defines a fair-value-based method of accounting for stock-based employee compensation plans and transactions in which an entity issues its equity instruments to acquire goods or services from non-employees, and encourages but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company, at times, issues shares of common stock in payment for services rendered to the Company. The estimated fair value of the shares issued approximates the value of the services provided.

The Company accounts for employee stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting For Stock Issued To Employees ("APB No. 25") and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's common stock at the date of the grant over the amount an employee must pay to acquire the stock.

                              World Jet Corporation
                    Notes to Financial Statements (continued)


Note 1 - Organization and Summary of Significant Accounting Policies (continued)

Accounts receivable
-------------------

 Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance has not been material to the financial statements.

Inventories
-----------

Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method for determining cost.

Revenue recognition
-------------------

The Company recognizes revenue on an accrual basis as it invoices for services. The Company recognizes revenue after the services are provided and invoiced.

Income Taxes
------------

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

Recently Issued Accounting Pronouncements
-----------------------------------------

In August 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of and the accounting and reporting provisions of APB Opinion No. 30. SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets and is effective for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years.

                              World Jet Corporation
                    Notes to Financial Statements (continued)


Note 1 - Organization and Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements (continued)
-----------------------------------------------------

In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Others FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. The interpretations provisions for initial recognition and measurement should be applied on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of both interim and annual periods that end after December 15, 2002. The Company believes the adoption of FIN 45 will not have a material impact on its financial statements.

In December 2002, the FASB issued SFAS No. 148, Accounting or Stock Based Compensation--Transition and Disclosure--an Amendment of SFAS No. 123, Accounting for Stock-Based Compensation. This Statement provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the methods of accounting for stock-based employee compensation and the effect of the method used on reported results. The statement has varying effective dates commencing with interim periods beginning after December 15, 2002. The Company does not expect the adoption of SFAS No. 148 to have a material effect on its financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities--an Interpretation of ARB No. 51. FIN 46 addresses consolidation of business enterprises of variable interest entities. FIN 46 is effective February 1, 2003. The Company does not expect the adoption of FIN 46 to have an effect on its financial statements.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 is to be implemented by reporting the cumulative effect of a change in an accounting principal for financial instruments created before the issuance date of the Statement and existing at the beginning of the interim period of adoption. The Company does not expect the adoption of SFAS No. 150 to have a material effect on its financial statements.

                              World Jet Corporation
                    Notes to Financial Statements (continued)


Note 2 - Acquisition by Renegade Venture (NEV) Corporation

On July 15, 2004, the Company's shareholders entered into a stock purchase agreement with Renegade Venture (NEV) Corporation, a publicly traded company. On July 28, 2004, Renegade Venture (NEV) Corporation completed an acquisition of 100 percent of the outstanding common stock of World Jet Corporation. Thus the Company became a wholly owned subsidiary of Renegade Venture (NEV) Corporation.

Note 3 - Property and equipment

                                                      2003             2002
                                                    --------         --------

       Computer equipment                           $ 78,068         $ 64,840
       Machinery and equipment                        38,957           26,297
       Furniture and equipment                        25,208           25,208
       Leasehold improvements                          8,924
                                                    --------         --------
                                                     151,157          116,345
       Accumulated depreciation                      113,515           98,096
                                                    --------         --------

                                                    $ 37,642         $ 18,249
                                                    ========         ========

Note 4 - Related party transactions

The Company has loans payable due to its officers. The loans have no fixed due date, are unsecured and do not bear interest.

The Company sales to Hamilton Aerospace Technologies, a wholly owned subsidiary of Renegade Venture (NEV) Corporation of $1,025,675 and $709,526, for the years ended December 31, 2003 and 2002, respectively. The Company had an account receivable due from Hamilton Aerospace Technologies of $449,893 and $508,608 as of December 31, 2003 and 2002, respectively.

The Company sales to Hamilton Aviation, Inc., whose assets have been acquired by a Hamilton Aerospace Technologies, of $10,047 for the year ended December 31, 2002. The Company had an account receivable due from Hamilton Aviation, Inc. of $ $115,132 as of December 31, 2002.

Note 5 - Insurance Settlement

The Company received a settlement with an insurance claim due to damage incurred to inventory of $2,037,542 and 551,753 for the years ended December 31, 2003 and 2002, respectively.

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                              World Jet Corporation
                    Notes to Financial Statements (continued)


Note 6- Income Taxes

Income taxes at the federal statutory rate is reconciled to the Company's actual income taxes as follows:


                                                           2003                2002
                                                        ---------           ---------
Federal income tax benefit at statutory rate (34%)      $ (52,000)          $ 147,000
State income tax benefit net of federal tax effect         (5,500)             14,000
Effect of expenses not deducted for tax purposes           31,438
Effect of income not subject to tax                       (45,225)
                                                        ---------           ---------
                                                        $ (26,062)          $ 115,775
                                                        =========           =========